                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21878
                                                     ---------

                  Oppenheimer Rochester Maryland Municipal Fund
                ---------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           ------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 12/30/2011
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

  Principal
    Amount                                                                Coupon     Maturity       Value
-------------                                                             ------   -----------   -----------
Municipal Bonds and Notes--110.8%
Maryland--55.1%
 $     40,000    Anne Arundel County, MD Solid Waste                       5.400%   09/01/2013   $   40,134
       25,000    Anne Arundel County, MD Solid Waste                       5.500    09/01/2016       25,071
      500,000    Anne Arundel County, MD Special Obligation
                 (National Business Park-North)                            6.100    07/01/2040      507,445
       25,000    Baltimore, MD Convention Center                           5.500    09/01/2014       25,093
        5,000    Baltimore, MD GO                                          5.000    10/15/2015        5,019
    1,676,000    Baltimore, MD Special Obligation (North Locust Point)     5.500    09/01/2034    1,606,764
    1,000,000    Baltimore, MD Wastewater                                  5.000    07/01/2041    1,098,730
    3,935,000    Brunswick, MD Special Obligation (Brunswick Crossing)     5.500    07/01/2036    3,135,920
       20,000    Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)                7.375    11/01/2014       20,059
       10,000    Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)                7.375    11/01/2019       10,029
      125,000    Frederick County, MD Economic Devel. (YMCA of Frederick)  6.000    10/01/2023      115,119
      200,000    Frederick County, MD Educational Facilities
                 (Mount St. Mary's College)                                5.625    09/01/2038      184,828
       15,000    Frederick County, MD Special Obligation (Lake Linganore)  5.700    07/01/2029       14,853
       10,000    Frederick, MD (Carrollton Apartments)                     5.650    09/01/2013       10,036
    1,350,000    Howard County, MD Retirement Community (Vantage House
                 Facility)                                                 5.250    04/01/2037      982,260
      250,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         4.850    09/01/2047      249,310
       15,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.050    07/01/2018       15,016
       25,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.050    07/01/2028       25,206
        5,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.100    07/01/2016        5,006
       30,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.100    07/01/2023       30,019
       50,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.100    07/01/2033       50,336
       40,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.125    05/01/2022       40,340
      120,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.150    03/01/2018      120,124
       95,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.150    07/01/2028       95,031
       35,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.200    09/01/2022       35,028
      175,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.200    07/01/2024      178,262
       25,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.200    07/01/2031       25,007
       50,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.350    07/01/2023       50,287
       70,000    MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                         5.350    09/01/2032       70,029
       75,000    MD Community Devel. Administration (Dept. of Hsg. &       5.350    07/01/2041       75,017
                 Community Devel.)

               1 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
    Amount                                                                  Coupon       Maturity        Value
--------------                                                            ----------    -----------    ----------
 $     175,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             5.375%    09/01/2024    $  175,126
         5,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             5.400     07/01/2022         5,005
     2,165,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             5.450     07/01/2043     2,165,650
        25,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             5.500     07/01/2022        25,162
        15,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             5.550     07/01/2031        15,009
        40,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             5.875     07/01/2021        40,058
        20,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             5.950     07/01/2023        20,023
        90,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             6.000     07/01/2032        90,087
       270,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             6.250     07/01/2031       270,308
        30,000   MD Community Devel. Administration (Dept. of Hsg. &
                 Community Devel.)                                             6.250     07/01/2032        30,034
       180,000   MD Community Devel. People's Resource Center (Auburn
                 Manor Apartments)                                             5.300     10/01/2028       180,097
         5,000   MD EDC (Maryland Aviation Administration Facilities)          5.000     06/01/2027         5,062
     1,000,000   MD EDC (Transition Facilities)                                5.750     06/01/2035     1,013,590
        90,000   MD EDC Student Hsg. (Allegheny College Hsg.)                  5.750     09/01/2020        87,072
        15,000   MD EDC Student Hsg. (Allegheny College Hsg.)                  6.000     09/01/2032        13,357
       270,000   MD EDC Student Hsg. (Bowie State University)                  5.375     06/01/2033       227,178
       450,000   MD EDC Student Hsg. (Bowie State University)                  6.000     06/01/2023       439,812
     1,140,000   MD EDC Student Hsg. (Collegiate Hsg. Foundation)              6.000     06/01/2030     1,140,068
        85,000   MD EDC Student Hsg. (Morgan State University)                 6.000     07/01/2034        80,684
        85,000   MD EDC Student Hsg. (University Village at Sheppard Pratt)    5.875     07/01/2021        83,038
        40,000   MD EDC Student Hsg. (University Village at Sheppard Pratt)    6.000     07/01/2033        36,037
       810,000   MD Energy Financing Administration (Cogeneration-AES
                 Warrior Run)                                                  7.400     09/01/2019       814,941
        25,000   MD H&HEFA (Anne Arundel Medical Center)                       5.100     07/01/2018        25,060
     1,000,000   MD H&HEFA (Anne Arundel Medical Center)                       6.750     07/01/2039     1,160,770
       500,000   MD H&HEFA (Charlestown Community)                             6.125     01/01/2030       542,075
     1,000,000   MD H&HEFA (Charlestown Community)                             6.250     01/01/2041     1,059,610
       500,000   MD H&HEFA (Charlestown Community)                             6.250     01/01/2045       532,740
     1,500,000   MD H&HEFA (Doctors Community Hospital)                        5.750     07/01/2038     1,407,165
     1,010,000   MD H&HEFA (Edenwald)                                          5.400     01/01/2031       959,389
     1,000,000   MD H&HEFA (Edenwald)                                          5.400     01/01/2037       925,240
       500,000   MD H&HEFA (Greater Baltimore Medical Center)                  5.750     07/01/2034       538,875
        25,000   MD H&HEFA (Johns Hopkins Hospital)                            5.500     07/01/2026        25,028
        45,000   MD H&HEFA (Johns Hopkins Medicine)                            5.000     07/01/2033        45,009
       230,000   MD H&HEFA (King Farm Presbyterian Community)                  5.000     01/01/2017       229,984
     3,780,000   MD H&HEFA (King Farm Presbyterian Community)                  5.300     01/01/2037     2,877,487
       400,000   MD H&HEFA (Lifebridge Health)                                 6.000     07/01/2041       434,536
    10,000,000   MD H&HEFA (Medstar Health)(1)                                 5.250     05/15/2046    10,315,900
     1,000,000   MD H&HEFA (Medstar Health)                                    5.375     08/15/2024     1,049,620

                2 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
     Amount                                                     Coupon      Maturity       Value
---------------                                                 ------    -----------    ---------
 $       30,000    MD H&HEFA (Medstar Health)                    5.500%    08/15/2033    $   30,544
         50,000    MD H&HEFA (Mercy Medical Center)              5.625     07/01/2031        50,010
      1,500,000    MD H&HEFA (Peninsula United Methodist
                   Homes of Maryland)                            5.750     10/01/2019     1,228,185
         60,000    MD H&HEFA (Peninsula United Methodist
                   Homes of Maryland)                            5.750     10/01/2026        43,459
         50,000    MD H&HEFA (Roland Park Place)                 5.500     07/01/2014        50,000
         50,000    MD H&HEFA (Roland Park Place)                 5.625     07/01/2018        48,762
        250,000    MD H&HEFA (Upper Chesapeake)                  6.000     01/01/2038       266,493
         50,000    MD H&HEFA (Washington Christian Academy)(2)   5.250     07/01/2018        21,875
        300,000    MD H&HEFA (Washington Christian Academy)(2)   5.500     07/01/2038       131,250
         20,000    MD Industrial Devel. Financing Authority
                   (Bon Secours Health System)                   5.500     08/15/2015        20,054
         50,000    MD Industrial Devel. Financing Authority
                   (Bon Secours Health System)                   5.500     08/15/2020        50,097
         85,000    MD Transportation Authority
                   (Baltimore/Washington International
                   Airport)                                      5.250     03/01/2027        86,000
      1,000,000    Montgomery County, MD (Trinity Health Corp.)  5.000     12/01/2040     1,047,360
         50,000    Montgomery County, MD Hsg. Opportunities
                   Commission (HP Landings Edge)                 5.050     07/01/2028        50,034
         10,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Multifamily Mtg.)                 6.050     07/01/2026        10,014
         40,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Multifamily Mtg.), Series B       5.000     07/01/2023        40,154
        185,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Multifamily Mtg.), Series B       5.200     07/01/2044       185,204
        110,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Multifamily Mtg.), Series B       5.250     07/01/2029       110,039
         10,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Multifamily Mtg.), Series B       6.000     07/01/2020        10,020
         55,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Multifamily Mtg.), Series C       7.150     07/01/2023        55,111
        200,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Single Family Mtg.)               5.842(3)  07/01/2033        57,442
        190,000    Montgomery County, MD Hsg. Opportunities
                   Commission (Single Family Mtg.), Series A     5.527(3)  07/01/2028        75,812
        750,000    Montgomery County, MD Hsg. Opportunities
                   Commission, Series A                          5.650     11/01/2033       752,250
      3,500,000    Prince Georges County, MD Special
                   District (Victoria Falls)                     5.250     07/01/2035     3,196,130
      1,000,000    Salisbury, MD Special Obligation              5.250     01/01/2037       384,390
                   (Villages at Aydelotte Farm)                                          ----------
                                                                                         45,931,953
U.S. Possessions--55.7%
        120,000    Guam GO                                       5.125     11/15/2027       110,202
        200,000    Guam GO                                       5.250     11/15/2037       174,980
        400,000    Guam GO                                       6.750     11/15/2029       416,664
      1,600,000    Guam GO                                       7.000     11/15/2039     1,666,016
        200,000    Guam Government Business Privilege            5.000     01/01/2031       211,868
        250,000    Guam Government Waterworks Authority &
                   Wastewater System                             5.875     07/01/2035       249,368
         65,000    Guam Power Authority, Series A                5.250     10/01/2023        62,272
        800,000    Guam Power Authority, Series A                5.500     10/01/2030       795,856

                3 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

  Principal
    Amount                                                      Coupon      Maturity        Value
---------------                                                 ------    -----------    ----------
  $     590,000    Guam Tobacco Settlement Economic Devel. &     5.250%    06/01/2032    $  544,470
                   Commerce Authority (TASC)
      2,815,000    Guam Tobacco Settlement Economic Devel. &     5.625     06/01/2047     2,340,110
                   Commerce Authority (TASC)
        860,000    Northern Mariana Islands Commonwealth,
                   Series A                                      5.000     06/01/2017       795,371
      1,915,000    Northern Mariana Islands Commonwealth,
                   Series A                                      5.000     06/01/2030     1,480,640
      1,700,000    Puerto Rico Aqueduct & Sewer Authority        6.000     07/01/2044     1,789,063
      1,500,000    Puerto Rico Aqueduct & Sewer Authority        6.125     07/01/2024     1,698,075
        640,000    Puerto Rico Children's Trust Fund (TASC)      5.375     05/15/2033       603,514
        165,000    Puerto Rico Children's Trust Fund (TASC)      5.500     05/15/2039       139,484
      2,330,000    Puerto Rico Children's Trust Fund (TASC)      5.625     05/15/2043     1,985,859
     39,500,000    Puerto Rico Children's Trust Fund (TASC)      7.625(3)  05/15/2057       557,345
      1,000,000    Puerto Rico Commonwealth GO                   5.750     07/01/2036     1,055,790
        500,000    Puerto Rico Commonwealth GO                   6.000     07/01/2029       530,365
        750,000    Puerto Rico Commonwealth GO                   6.500     07/01/2037       829,785
        870,000    Puerto Rico Electric Power Authority,
                   Series AAA                                    5.250     07/01/2028       919,773
        300,000    Puerto Rico Electric Power Authority,
                   Series AAA                                    5.250     07/01/2029       316,077
        330,000    Puerto Rico Electric Power Authority,
                   Series AAA                                    5.250     07/01/2031       342,718
      1,500,000    Puerto Rico Highway & Transportation
                   Authority                                     5.500     07/01/2030     1,622,985
        500,000    Puerto Rico Infrastructure                    6.000     12/15/2026       560,720
         90,000    Puerto Rico Infrastructure (Mepsi Campus)     5.600     10/01/2014        92,015
        430,000    Puerto Rico Infrastructure (Mepsi Campus)     6.250     10/01/2024       433,350
      1,165,000    Puerto Rico Infrastructure (Mepsi Campus)     6.500     10/01/2037     1,160,515
        150,000    Puerto Rico ITEMECF (Ana G. Mendez
                   University)                                   5.000     03/01/2036       132,194
        550,000    Puerto Rico Public Buildings Authority        6.250     07/01/2031       642,961
        500,000    Puerto Rico Public Buildings Authority        6.500     07/01/2030       562,570
      2,350,000    Puerto Rico Public Buildings Authority        6.750     07/01/2036     2,663,537
        500,000    Puerto Rico Public Buildings Authority        7.000     07/01/2021       558,260
        750,000    Puerto Rico Public Buildings Authority        7.000     07/01/2025       819,210
      2,000,000    Puerto Rico Public Finance Corp., Series B    5.500     08/01/2031     2,053,860
     10,000,000    Puerto Rico Sales Tax Financing Corp.,
                   Series A                                      6.130(3)  08/01/2043     1,474,600
      1,000,000    Puerto Rico Sales Tax Financing Corp.,
                   Series C                                      0.000(4)  08/01/2032       944,590
      8,000,000    Puerto Rico Sales Tax Financing Corp.,
                   Series C(1)                                   5.750     08/01/2057     8,716,240
        200,000    University of Puerto Rico, Series Q           5.000     06/01/2030       200,346
        100,000    V.I. Public Finance Authority (Gross
                   Receipts Taxes Loan Notes)                    5.000     10/01/2023       103,967
      2,500,000    V.I. Public Finance Authority (Hovensa
                   Refinery)                                     4.700     07/01/2022     2,063,475
        600,000    V.I. Public Finance Authority (Hovensa
                   Refinery)                                     5.875     07/01/2022       550,590
        150,000    V.I. Public Finance Authority (Hovensa
                   Refinery)                                     6.125     07/01/2022       140,405
        440,000    V.I. Tobacco Settlement Financing Corp.       5.000     05/15/2031       379,342
                   (TASC)
      1,000,000    V.I. Water & Power Authority, Series A        5.000     07/01/2031     1,006,930
                                                                                       ------------
                                                                                         46,498,327

Total Investments, at Value (Cost $91,304,126)-110.8%                                    92,430,280
Liabilities in Excess of Other Assets-(10.8)                                             (9,031,557)
                                                                                       ------------
Net Assets-100.0%                                                                      $ 83,398,723
                                                                                       ============

                4 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

Footnotes to Statement of Investments

* December 30, 2011 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

3.   Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:


                                                                        LEVEL 3--
                                   LEVEL 1--           LEVEL 2--       SIGNIFICANT
                                   UNADJUSTED      OTHER SIGNIFICANT   UNOBSERVABLE
                                 QUOTED PRICES     OBSERVABLE INPUTS      INPUTS           VALUE
                               -----------------   -----------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Municipal Bonds and Notes
  Maryland                     $              --   $      45,931,953   $         --   $    45,931,953
  U.S. Possessions                            --          46,498,327             --        46,498,327
                               -----------------   -----------------   ------------   ---------------
Total Assets                   $              --   $      92,430,280   $         --   $    92,430,280
                               -----------------   -----------------   ------------   ---------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

EDC       Economic Devel. Corp.
GO        General Obligation
H&HEFA    Hospitals and Higher Education Facilities Authority
HP        Healthpartners
ITEMECF   Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs      Residual Option Longs
TASC      Tobacco Settlement Asset-Backed Bonds
V.I.      United States Virgin Islands
YMCA      Young Men's Christian Assoc.

               5 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield

               6 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. These securities entail leverage, and their interest rate varies inversely at a multiple of the change in short-term interest rates. As short term interest rates rise, inverse floating rate securities produce less current income. The value of such securities is also more volatile than comparable fixed rate securities.

An inverse floating rate security is created as part of a financial transaction referred to as a "tender option bond" transaction. In most cases, in a tender option bond transaction the Fund purchases and subsequently transfers a fixed rate municipal bond (the "underlying municipal bond") to a broker dealer (the "sponsor"). The sponsor creates a trust (the "Trust") into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an "inverse floating rate security") to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the "purchase price") periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust's administrative expenses and accrued interest to holders of the short term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying bond paid to the Fund is inversely related the rate of interest on the short term floating rate securities.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short term floating rate securities to facilitate the Fund's acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. Through the exercise of either of these rights, the Fund can terminate or "collapse" the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short term floating rate securities to the Fund's investment exposure to the underlying municipal bond.

The Fund's investments in inverse floating rate securities involve certain risks. The value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate municipal bond having a similar credit quality and maturity, and should be expected to be more volatile than a direct investment in the related underlying municipal bond because of the effect of leverage provided by the related short term floating rate securities. An inverse floating rate security can be expected to underperform fixed rate municipal bonds when the difference between long term and short term interest rates is decreasing (or is already small) or when

               7 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

long term interest rates are rising, but can be expected to outperform fixed rate municipal bonds when the difference between long term and short term interest rates is increasing (or is already large) or when long term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or "collapse" of a Trust upon the occurrence of certain adverse events, usually referred to as "mandatory tender events" or "tender option termination events." These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security generally receiving the proceeds of such sale only after the holders of the short term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the occurrence of a "mandatory tender event." In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement may effectively make the Fund liable for the amount of the difference between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 30, 2011, the Fund's maximum exposure under such agreements is estimated at $11,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by purchasing and subsequently transferring an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports, while interest payable on the related short term floating rate securities is recorded as interest expense. At December 30, 2011, municipal bond holdings with a value of $19,032,140 shown on the Fund's Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $11,000,000 in short-term floating rate securities issued and outstanding at that date.

At December 30, 2011, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

 PRINCIPAL                                                  COUPON   MATURITY
  AMOUNT                  INVERSE FLOATER(1)                RATE(2)    DATE          VALUE
-----------   -------------------------------------------   -------  --------   ----------------
$ 5,000,000   MD H&HEFA ROLs(3)                              8.519%   5/15/46   $      5,315,900

  2,000,000   Puerto Rico Sales Tax Financing Corp. ROLs(3) 17.900     8/1/57          2,716,240
                                                                                ----------------
                                                                                $      8,032,140
                                                                                ================

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

                8 | Oppenheimer Rochester Maryland Municipal Fund

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports.

The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short term floating rate securities that are related to the inverse floating rate securities from time to time held by the Fund to the total assets of the Fund. The Fund's exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $11,000,000 as of December 30, 2011.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost                                $350,000
Market Value                        $153,125
Market Value as a % of Net Assets       0.18%

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities    $    80,320,903(1)
                                  ===============

Gross unrealized appreciation     $     4,146,166
Gross unrealized depreciation          (3,020,261)
                                  ---------------
Net unrealized appreciation       $     1,125,905
                                  ===============

1. The Federal tax cost of securities does not include cost of $10,983,472, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

                9 | Oppenheimer Rochester Maryland Municipal Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Maryland Municipal Fund

By:    /s/ William F. Glavin, Jr.
       ----------------------------
       William F. Glavin, Jr.
       Principal Executive Officer

Date:  2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ William F. Glavin, Jr.
       ----------------------------
       William F. Glavin, Jr.
       Principal Executive Officer

Date:  2/9/2012

By:    /s/ Brian W. Wixted
       -----------------------------
       Brian W. Wixted
       Principal Financial Officer

Date:  2/9/2012